UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2025

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Robert A. Fehlman resigned from his position as the chief executive officer of Simmons First National Corporation (“Company”) effective December 31, 2024, and is currently employed in an advisory role for the Company through March 31, 2025, at which time he will retire from the Company.

On March 4, 2025, the Compensation Committee of the Company’s board of directors exercised the authority provided in the relevant equity award agreements for Mr. Fehlman’s outstanding equity awards as follows: (1) for stock options originally granted under the Company’s Second Amended and Restated 2015 Incentive Plan (“2015 Plan”), all of which were already fully vested, extended the period during which Mr. Fehlman may exercise such options from three months to twelve months following his March 31, 2025 departure, provided, however, that the extended post-termination exercise period will not extend beyond the original expiration date for each option; (2) for unvested restricted stock units (“RSUs”) originally granted under the 2015 Plan and the Company’s 2023 Stock and Incentive Plan (“2023 Plan”), waived the continuous employment requirement such that the RSUs will vest effective March 31, 2025 and the underlying shares and related dividend equivalent payments will be issued and paid to Mr. Fehlman on an accelerated basis; and (3) for unvested performance share units (“PSUs”) originally granted under the 2015 Plan and the 2023 Plan, waived the continuous employment requirement such that the PSUs will continue to vest based on actual performance achieved during the relevant three-year performance period and the underlying shares and related dividend equivalents will be paid (if at all) based on the original payment schedule established for each PSU award, with no acceleration of payment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ C. Daniel Hobbs
Date: March 10, 2025	C. Daniel Hobbs, Executive Vice President and Chief Financial Officer